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                                                                    EXHIBIT 10.1

                PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.

  Fifteenth Amendment to the Second Amended and Restated Agreement of Limited
         Partnership of Prentiss Properties Acquisition Partners, L.P.

                                    RECITALS

          A.  Belport Realty Corporation ("Assignor") desires to assign and
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Belair Real Estate Corporation ("Assignee") desires to acquire 36,464 8.30%
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Series B Cumulative Redeemable Perpetual Preferred Units (the "Units") of
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Prentiss Properties Acquisition Partners, L.P. (the "Partnership").
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          Pursuant to Article XI of the Second Amended and Restated Agreement of
Limited Partnership, as amended (as so amended, the "Agreement"), of the
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Partnership, Prentiss Properties I, Inc. as the sole general partner of the
Partnership (the "General Partner"), desires to amend the Agreement to admit
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Assignee as a Substitute Limited Partner with respect to the Assigned Units.

          NOW, THEREFORE, the General Partner hereby adopts the following amendment to the Agreement.

          1. Exhibit A to the Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.
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          2.  Assignee accepts and agrees to be bound by the terms and provisions of the Agreement.

                            [Signature Page Follows]

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          IN WITNESS WHEREOF, the General Partner and the Assignee have executed this Fifteenth Amendment as of March 14, 2001.

                         GENERAL PARTNER

                         PRENTISS PROPERTIES I, INC.

                         By:  /s/ Michael A. Ernst
                              Name: Michael A. Ernst
                              Title: CFO

                         ASSIGNEE AND SUBSTITUTE LIMITED PARTNER:

                         BELAIR REAL ESTATE CORPORATION

                         By:  /s/ Thomas E. Faust, Jr.
                              Name: Thomas E. Faust, Jr.
                              Title: Executive Vice President

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